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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 15, 2003



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


LOUISIANA                                 0-23383           72-1395273
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation)                                           Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated May 15, 2003

Item 9. Regulation FD Disclosure

         On May 15, 2003, OMNI Energy Services Corp. (the "Company") issued a press release announcing its financial results to the first quarter ended March 31, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OMNI ENERGY SERVICES CORP.


                                       By:  /s/ G. Darcy Klug
                                           ------------------------------------
                                                G. Darcy Klug
                                                Chief Financial Officer

Dated: May 15, 2003



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                                INDEX TO EXHIBITS


Exhibit Number        Exhibit
99.1                  Press Release dated May 15, 2003 *

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.